SCHEDULE 14A INFORMATION


Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential,  for Use of Commission only (as permitted by
      Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12


                         FRANKLIN FINANCIAL CORPORATION
             ______________________________________________________
                (Name of Registrant as Specified in Its Charter)


                                       N/A
             ______________________________________________________
                  (Name of Person(s) Filing Proxy Statement, if
                           Other than the Registrant)


Payment of Filing Fee (Check appropriate box):

[X]  No filing fee required.
[ ]  $125 per Exchange Act rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14(a)-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) and O-11
     (1)  Title of each number of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11.
[ ]  Fee paid previously with preliminary materials
[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                           FIRST FRANKLIN CORPORATION
                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 28, 1997


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Franklin Corporation ("First Franklin" or the "Company"), the holding company for The Franklin Savings and Loan Company ("Franklin"), will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241 on April 28, 1997, at 3:00 p.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The reelection of two directors of the Company;

          2. The approval of the First Franklin Corporation 1997 Stock Option and Incentive Plan, a copy of which is attached to the enclosed Proxy Statement;

          3. The ratification of the selection of Clark, Schaefer, Hackett & Co. as the independent accountants of the Company for the current fiscal year; and

          4. Such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 12, 1997, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of Proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you submit a later-dated proxy or written revocation to the Company before the commencement of voting at the Meeting or if you attend and vote at the Meeting in person by written ballot.


Cincinnati, Ohio
March 27, 1997
                                         By Order of the Board of Directors



                                         Thomas H. Siemers
                                         President and Chief Executive Officer

================================================================================
     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
     NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                           FIRST FRANKLIN CORPORATION

                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352


                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                                 April 28, 1997


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Franklin Corporation ("First Franklin" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241, on April 28, 1997, at 3:00 p.m., and at all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 27, 1997.

     Stockholders who execute proxies retain the right to revoke them at any time prior to the votes being taken at the Meeting. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by the filing of a later-dated proxy or written revocation prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person by written ballot. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein and, in the absence of specific instructions to the contrary, will be voted:

          FOR the reelection of Richard H. Finan and James E. Cross as directors of the Company for terms expiring in 2000;

          FOR the approval of the First Franklin Corporation 1997 Stock Option and Incentive Plan (the "1997 Option Plan"), a copy of which is attached hereto as Exhibit A; and

          FOR the ratification of Clark, Schaefer, Hackett & Co. ("Clark Schaefer") as the independent accountants of First Franklin for the current fiscal year.

     A majority of the shares of the Company's issued and outstanding common stock (the "Common Stock"), present in person or represented by proxy at the Meeting, shall constitute a quorum for purposes of the Meeting. Abstentions and broker Non-votes (defined below) are counted for purposes of determining a quorum.

                                  VOTE REQUIRED

     Two directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and validly voted in the election of directors. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner which are present in person or by proxy but are not voted with respect to the election of directors ("Non-votes") are not counted toward the election of directors. If the enclosed Proxy is signed, dated and returned by the stockholder but no vote is specified thereon, the shares held by such stockholder will be voted FOR the reelection of the nominees named thereon.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy is necessary to approve the 1997 Option Plan. The effect of an abstention or Non-vote is the same as a vote against the 1997 Option Plan. If the enclosed Proxy is signed, dated and returned by the stockholder, but no vote is specified thereon, the shares held by such stockholder will be voted FOR the approval of the 1997 Option Plan.

     The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Clark, Schaefer, Hackett & Co. ("Clark Schaefer") as the independent accountants of the Company for the current fiscal year. The effect of an abstention or a Non-vote is the same as a vote against ratification. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the shares held by such shareholder will be voted FOR the ratification of the selection of Clark Schaefer as independent accountants.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on March 12, 1997, will be entitled to one vote for each share then held. As of that date, the Company had 1,173,234 shares of Common Stock issued and outstanding.

     The following table sets forth, as of March 12, 1997, share ownership information regarding (i) those persons or entities who were known by management to beneficially own more than five percent of the outstanding shares of Common Stock; and (ii) all directors and executive officers of the Company and its most significant subsidiary, The Franklin Savings and Loan Company ("Franklin"), as a group.

                                                Shares Beneficially   Percent of
Name and Address of Beneficial Owner                    Owned            Class
------------------------------------            -------------------   ----------

Thomas H. Siemers(1)                                  158,115           13.3%
  First Franklin Corporation
  4750 Ashwood Drive
  Cincinnati, Ohio  45241

All directors and executive officers of Franklin      363,466            30.4
  and the Company as a group (11 persons)(2)

_________________________

(1) Mr. Siemers, the President and Chief Executive Officer of the Company, has sole voting and investment power with respect to 59,580 shares, shared voting and investment power for 18,600 shares, and options to purchase 13,972 shares granted under the First Franklin Corporation 1987 Stock Option and Incentive Plan (the "1987 Option Plan"). Mr. Siemers has sole voting and/or investment power with respect to 24,488 shares allocated to his account in The Franklin Savings and Loan Company Employee Stock Ownership Plan ("ESOP"). Finally, as the ESOP trustee, Mr. Siemers may be deemed to have voting and/or investment power with respect to another 41,470 shares of Common Stock held by the ESOP, which have not been allocated to the accounts of individual participants or which have been allocated to the accounts of individual participants and which may still be sold by the trustee.

(2) Includes shares held directly, shares allocated to executive officers' accounts in the ESOP, shares subject to options granted under the 1987 Stock Option Plan and shares held by controlled corporations or certain family members, over which shares the specified individuals or group effectively exercise sole or shared voting and investment power. Such amount also includes the shares that may be deemed to be beneficially owned by Mr. Siemers, as trustee of the ESOP of Franklin. Share information for each director of the Company is included under "Election of Directors."

                              ELECTION OF DIRECTORS

     The Board of Directors is currently composed of five members. Directors are elected to serve for three-year terms or until their respective successors are elected and qualified. Approximately one-third of the Board of Directors of the Company is elected annually.

     The full Board of Directors appoints a nominating committee for the annual selection of its nominees as directors. While the nominating committee and the Board of Directors will consider nominees recommended by others, it has not actively solicited nominations nor established any procedures for this purpose.

     The following table sets forth certain information regarding the composition of the Company's Board of Directors, including terms of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at this Meeting for the reelection of the nominees indicated below. If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either of the nominees might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between either of the nominees and any other person pursuant to which either of the nominees were selected.


                           Positions held with     Year first                       Shares
                               the Company     elected director of  Term to    beneficially owned    Percent
   Name              Age(1)    and Franklin   the Company/Franklin   expire   at March 12, 1997(2)   of class
----------         ----------  ------------   --------------------  -------   --------------------   --------
                                                  NOMINEES
Richard H. Finan      62        Director          1987/1968         2000(3)        51,616(4)           4.4%


James E. Cross        61        Director          1996/1978         2000(3)        21,136              1.8


                                        DIRECTORS REMAINING IN OFFICE

Thomas H. Siemers     63    President, Chief      1987/1953           1998        158,115(5)          13.3
                           Executive Officer
                              and Director

James E. Hoff, S.J.   64        Director          1993/1993           1998             -                -

John L. Nolting       64        Director          1987/1981           1999          1,000               .1
_________________________

(1)  As of March 12, 1997.

(2) Unless otherwise indicated by footnote, the individual has sole voting and investment power with respect to all shares reported as owned.

(3)  Year new term will expire, if nominee is elected at the Meeting.

(4) Mr. Finan has shared voting and investment power over all 51,616 shares of Common Stock.

(5)  See footnote 1 to table under  "VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS
     THEREOF."


     The business experience of each director during the last five years is as follows:

     John L. Nolting has been the President and Chief Executive Officer of DataTech Services, Inc., a computer service company located in Cincinnati, since 1974. He also serves as the President and Chief Executive Officer of Queen City Leasing, an automobile leasing company located in Cincinnati, and a Director and the President of DirectTeller Systems, Inc.

     Richard H. Finan is the President of the Ohio State Senate. He has been a member of the State legislature since 1973 and has had a legal practice since 1959. Director Finan also serves as legal counsel for Madison Service Corporation, Franklin's wholly-owned subsidiary, and DirectTeller Systems, Inc., a joint venture between the Company and DataTech Services, Inc. Mr. Finan is also a director of Carillon Funds, Inc., a company, which has a class of securities registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act").

     James E. Cross is a partner in the Dayton, Ohio law firm of Allbery Cross Fogarty and has practiced with that firm for 12 years. He was a member of the Board of Directors of Central Savings in Dayton, Ohio when it merged with Franklin in 1978, and has served as a director of Franklin since then.

     Thomas H. Siemers has been employed by Franklin since 1949, has been a director of Franklin since 1953, and has served as President and Chief Executive Officer since 1968. From 1978 to 1983, Mr. Siemers served as a director of the Federal Home Loan Bank of Cincinnati. Mr. Siemers also served as the Chairman of the Ohio Savings and Loan League in 1981 and 1982 and on the Executive Committee of the U.S. League of Savings Institutions from 1982 to 1985.

     James E. Hoff, S.J., has been President of Xavier University in Cincinnati, Ohio, since 1991. Prior to his arrival at Xavier, Fr. Hoff was President of the Creighton Foundation and Vice President of University Relations at Creighton University.

Meetings of the Board of Directors and Committees

     Regular meetings of the Company's Board of Directors are held quarterly. During the year ended December 31, 1996, the Board of Directors held a total of seven regular and special meetings. No incumbent director of the Company attended fewer than 75% of the total meetings of the Board of Directors during this period.

     The Company has an audit committee, which is composed of the four outside directors. The Audit Committee met once during 1996. The Company has no standing compensation or nominating committees. The full Board of Directors acts as the nominating committee for the annual selection of its nominees for election of directors. During 1996, the Board of Directors met once acting as a nominating committee. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations nor established any procedures for this purpose.

     The Board of Directors of Franklin, the principal subsidiary of the Company, consists of the five directors of the Company, Donald E. Newberry, Sr. and Mary W. Sullivan. Regular meetings of Franklin's Board of Directors are generally held on a monthly basis. The Board of Directors held a total of 13 regular and special meetings during 1996. No director attended fewer than 75% of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served. The Board of Directors of Franklin has standing Executive and Compensation Committees.

     The Executive Committee consists of the President and one member of the Board of Directors who is selected weekly on an alternating basis from the entire Board. This committee meets weekly (except during weeks when the full Board meets) and exercises the power of the Board of Directors between regular Board meetings. All actions of this committee are reviewed and ratified by the full Board of Directors. This committee met 40 times during 1996.

     The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to executive compensation and other benefit programs. The Compensation Committee is comprised of Messrs. Siemers, Finan, Cross and Nolting. One meeting was held by this committee during 1996.

Compensation of the Board of Directors

     Directors of the Company and Franklin receive directors' fees of $1,000 for each meeting of those Boards of Directors held during the year, except for Mr. Siemers, who receives fees only as a director of the Company. No fees are currently paid by the Company or Franklin for committee membership.

Executive Compensation

     The Company currently does not pay any compensation to its executive officers. The following table shows the compensation paid or granted by Franklin and its subsidiaries for services rendered during the periods indicated to each executive officer whose annual compensation exceeded $100,000 during the fiscal year.

                                                               Summary Compensation Table

                                                                          |--------------------------|
                                                                          | All other compensation   |
---------------------------------------------------|----------------------|--------------------------|
                                                   | Annual compensation  |                          |
                                                   |----------------------|--------------------------|
                                                                          |                          |
Name and principal position               Year       Salary($)   Bonus($) |          ($)(1)          |
--------------------------------------------------------------------------|--------------------------|
Thomas H. Siemers - President, Chief      1996       $208,512       -                $13,454
Executive Officer and Director of the     1995        204,922       -                 14,365
Company, Franklin and Madison Service     1994        197,047    $10,000              13,359
Corporation; Chairman of the Board
of DirectTeller Systems, Inc.

Daniel T. Voelpel - Vice President        1996       $105,120    $ 2,000             $ 9,260
and Chief Financial Officer of the        1995         97,957       -                  9,398
Company and Franklin and Treasurer        1994         94,263    $ 7,000               9,018
of Madison Service Corporation and
DirectTeller Systems, Inc.
____________________________

(1)  Represents  the  Company's  contributions  to the ESOP on behalf of Messrs.
     Siemers and Voelpel.


     No stock options were awarded under the 1987 Option Plan during 1996. The following table sets forth certain information concerning the number and value of stock options at December 31, 1996, held by the individuals named in the Summary Compensation Table. No stock appreciation rights or limited stock appreciation rights have been granted to any director or executive officer under the 1987 Option Plan.


                 Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                                       Value        Number of unexercised         Value of unexercised in-the-money
                    Shares Acquired   Realized    options/SARs at FY-end (#)        options/SARs at FY-end ($)(2)
Name                on Exercise (#)    ($)(1)    Exercisable    Unexercisable       Exercisable     Unexercisable
-----               ---------------   --------   -----------    -------------       -----------     -------------

Thomas H. Siemers      15,000         $157,500     13,972            -               $160,678              -
Daniel T. Voelpel         -               -        12,200            -                140,300              -

___________________________

(1) Value is based upon the sales prices of $13.50 and $16.50 per share of the Common Stock as reported on The Nasdaq National Market at the time of the trade closest in time to the exercise of the 5,000 and 10,000 options, respectively, exercised by Mr. Siemers, less the option exercise price of $5.00 per share.

(2) Value is based upon the sales price of $16.50 per share of the Common Stock as reported on The Nasdaq National Market on December 31, 1996, less the option exercise price of $5.00 per share.

Employment Contract

     On May 1, 1984, the Board of Directors of Franklin approved a five-year employment agreement with Mr. Siemers. The contract provides for automatic extensions of one year each upon the expiration of one year of the contract, until either Franklin or Mr. Siemers gives written notice to the contrary. The contract provides for termination upon the employee's death, for cause or in certain events required by federal regulations. The contract is terminable by the employee upon 90 days' notice to Franklin.

     The employment agreement provides for a salary as determined by the Board of Directors but not less than the employee's current annual salary. Salary increases will be reviewed not less often than annually thereafter and are subject to the sole discretion of the Board of Directors. The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel.

     The contract provides for payment to the employee of an amount equal to the present value of the employee's salary for the unexpired term of the contract in the event there is a change in control of Franklin where employment terminates involuntarily in connection with such change of control or within six months thereafter. If Mr. Siemers' employment were terminated in connection with a change in control while earning his current salary as of December 31, 1996, at which date the unexpired term of the contract was 52 months, Mr. Siemers could have received a cash payment of up to approximately $777,400 pursuant to his contract. Such termination payments are provided on a similar basis in connection with a voluntary termination of employment in connection with a change in control which was at any time opposed by Franklin's Board of Directors.

Transactions with Management and Indebtedness of Management

     Franklin, like many financial institutions, has followed a policy of granting to its officers, directors and employees loans for the financing and improvement of their personal residences and consumer loans for other purposes. Except as set forth below, such loans are made in the ordinary course of business and are made on substantially the same terms and collateral, as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. Currently, for loans to the employees, directors and officers of the Company or Franklin and their family members, interest rates are generally set at 1% over Franklin's cost of funds, subject to adjustment to market rates in the event that the employment relationship is terminated. If the employment relationship is terminated, the rate will revert to the contract rate and the modification will be canceled. Loan fees on mortgage loans are generally waived except to the extent of direct loan origination expenses incurred by Franklin. Other loans are reviewed on an individual basis and any preferential treatment given is based on the employees length of service, work performance and past credit history.

     Set forth below is certain information at December 31, 1996, as to all loans made by Franklin to each of its or the Company's current directors or executive officers which were granted at less than market rates and which for any one individual resulted in an aggregate indebtedness to Franklin exceeding $60,000 at any time since January 1, 1995:

                                                       Largest amount       Balance as of                         Market interest
                                     Nature of        outstanding since      December 31,    Current interest   rate at the time of
      Name           Date of loan   indebtedness       January 1, 1995           1996              rate             origination
    --------         ------------   ------------      -----------------     -------------    ----------------   -------------------
Richard H. Finan        6/15/84    First mortgage -        $86,131              $78,276           6.625%              10.500%
                                   personal residence


Gretchen J. Schmidt    12/24/96    First mortgage -        146,700              146,700           5.875                7.875
                                   personal residence

     In 1989, the Company entered into a joint venture called DirectTeller Systems, Inc. ("DirectTeller"), with DataTech Services, Inc. ("DataTech"), for the purpose of marketing computer software developed by DataTech to financial institutions. Director Nolting is the President and Chief Executive Officer of DataTech. When this venture was approved by the Board of Directors of the Company, Director Nolting abstained from voting on the matter. The Company initially contributed $50,000 and DataTech contributed the software it developed to the initial capitalization of DirectTeller. Under the terms of the joint venture, the Company is responsible for maintaining the financial records of DirectTeller and DataTech is obligated to manage the day to day operations of DirectTeller, including software maintenance and marketing. DataTech does not receive a management fee for performing these services. The Company currently owns a 51% interest in DirectTeller. The Company's investment in such venture was $50,000 at December 31, 1996.

     Director Finan is an attorney at law who from time to time provides legal services to Madison Service Corporation and DirectTeller. During the year ended December 31, 1996, fees paid by the subsidiaries of Franklin and the Company did not exceed five percent of Mr. Finan's gross revenues for the last fiscal year.

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership in the Company by the tenth day of the month following a change. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                             1997 STOCK OPTION PLAN
General

     On March 24, 1997, the Board of Directors of the Company adopted the 1997 Option Plan. The 1997 Option Plan must be approved by the affirmative vote of the holders of a majority of the shares of the Company represented in person or by proxy at the Meeting. The Board of Directors of the Company recommends that the stockholders of the Company approve the 1997 Option Plan.

     The following is a summary of the terms of the 1997 Option Plan and is qualified in its entirety by reference to the full text of the 1997 Option Plan, a copy of which is attached hereto as Exhibit A.

Purpose, Administration and Eligibility

     The purposes of the 1997 Option Plan include attracting, retaining and providing incentives to the directors, officers and employees of the Company, Franklin or any other subsidiary of the Company by facilitating their purchase of a stock interest in the Company.

     The 1997 Option Plan will be administered by a committee of directors composed of at least two non-employee directors of the Company, as defined in the regulations of the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act (the "Stock Option Committee"). The Stock Option Committee may grant options under the 1997 Option Plan at such times as it deems most beneficial to the Company on the basis of an individual participant's position, duties and responsibilities, the value of the individual's services to the Company and any other factor the Stock Option Committee deems relevant. The Company has approximately 50 employees, officers and directors who may be eligible to receive options under the 1997 Option Plan, subject to the determination of the Stock Option Committee. Options granted under the 1997 Option Plan to employees of the Company or Franklin may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The 1997 Option Plan will terminate on April 28, 2007. Without further approval of the stockholders, the Board of Directors may terminate the 1997 Option Plan prior to that date or may amend it from time to time in such respects as the Board of Directors may deem advisable, except that the Board of Directors may not, without the approval of the stockholders, make any amendment which would: (a) increase the aggregate number of shares of Common Stock which may be issued under the 1997 Option Plan (except for adjustments to reflect certain changes in the capitalization of the Company); (b) materially modify the requirements as to eligibility for participation in the 1997 Option Plan; or (c) materially increase the benefits accruing to participants under the 1997 Option Plan. Notwithstanding the foregoing, the Board of Directors may amend the 1997 Option Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

Effect on Existing Stockholders

     Pursuant to the 1997 Option Plan, a maximum of 117,323 shares of Common Stock will be reserved for issuance by the Company upon the granting of options to certain directors, officers and employees of the Company or any of its subsidiaries from time to time under the 1997 Option Plan. Any shares of Common Stock issued under the 1997 Option Plan will be authorized but unissued shares or issued shares which have been reacquired by the Company.

     As of March 12, 1997, there were 1,173,234 shares of Common Stock outstanding. As shares of Common Stock are issued to directors and officers of the Company who receive and exercise options under the 1997 Option Plan, the voting power of the directors and officers of the Company over the outcome of the vote on any matters submitted to the Company's stockholders, including changes of control, will increase.

Option Terms

     The exercise price for options granted under the 1997 Option Plan will be determined by the Stock Option Committee at the time of the grant; provided, however, that the exercise price for an ISO must not be less than 100% of the fair market value of the shares of Common Stock on the date of the grant. No stock option will be exercisable after the expiration of ten years from the date of grant. If an ISO is granted to a participant who owns more than 10% of the Company's outstanding shares of Common Stock at the time the ISO is granted, the exercise price of the ISO may not be less than 110% of the fair market value of the shares on the date of the grant and the ISO shall not be exercisable after the expiration of five years from the date of the grant.

     An option may not be transferred or assigned other than by will or in accordance with the laws of descent and distribution. If a participant is "terminated for cause," as defined in the 1997 Option Plan, any option which has not been exercised shall terminate as of the date of such termination for cause.

     The Company will receive no monetary consideration for the granting of options under the 1997 Option Plan. Upon the exercise of options, the Company will receive payment in cash or, if acceptable to the Stock Option Committee, shares of Common Stock of the Company or surrendered outstanding stock options. As of March 12, 1997, the market value of the Common Stock underlying the maximum number of options that could be awarded under the 1997 Option Plan is $2.1 million, which is calculated by multiplying 117,323 (the maximum number of options that can be granted under the 1997 Option Plan) by $17.875, the per share sales price as reported on The Nasdaq National Market on that date.

Tax Treatment of Incentive Stock Options

     A participant who is granted an ISO will not recognize taxable income either on the date of the grant or on the date of exercise, although the alternative minimum tax may apply. Upon disposition of shares of Common Stock acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. If the participant disposes of the shares of Common Stock within two years of the date of the grant or within one year from the date of the transfer of the shares of Common Stock to the participant (a "Disqualifying Disposition"), then the participant will recognize ordinary income, as opposed to capital gain, at the time of disposition in an amount generally equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the shares of Common Stock have been held.

     The Company is not entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares of Common Stock acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income in a Disqualifying Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.

     If the holder of an ISO pays the exercise price, in whole or in part, with previously acquired shares of Common Stock, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss is recognized by the participant upon delivering previously acquired shares of Common Stock to the Company, and shares of Common Stock received by the participant equal in number to previously acquired shares of Common Stock exchanged therefor will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares of Common Stock. (The participant, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements for avoidance of a Disqualifying Disposition.) Shares of Common Stock received by the participant in excess of the number of shares previously acquired will have a basis of zero and a holding period which commences as of the date the shares are transferred to the participant upon the exercise of the ISO. If the exercise of an ISO is effected using shares of Common Stock previously acquired through the exercise of an ISO, the exchange of such previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

Tax Treatment of Non-qualified Options

     A participant receiving an option which does not qualify as an ISO (a "Non-qualified Option") does not recognize taxable income on the date of the grant of the option, provided that the option does not have a readily ascertainable fair market value at the time it is granted. The participant must recognize ordinary income generally at the time of exercise of a Non-qualified Option in the amount of the difference between the fair market value of the shares on the date of exercise and the option price. The ordinary income received will constitute compensation for which tax withholding by the Company generally will be required. The amount of ordinary income recognized by a participant will be deductible by the Company in the year that the participant recognizes the income if the Company complies with the applicable withholding requirement.

     If, at the time of exercise, the sale of the shares of Common Stock could subject the participant to short-swing profit liability under Section 16(b) of the Exchange Act, such person generally will not recognize ordinary income until the date that the participant is no longer subject to such Section 16(b) liability. Upon such date, the participant will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock on such date less the option exercise price. Nevertheless, the participant may elect under
Section 83(b) of the Code within 30 days of the date of exercise to recognize ordinary income as of the date of exercise, without regard to the restriction of
Section 16(b).

     Shares of Common Stock acquired upon the exercise of a Non-qualified Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares of Common Stock, the participant will recognize long-term capital gain or loss if the participant has held the shares for more than one year prior to disposition, or short-term capital gain or loss if the participant has held the shares for one year or less.

     If a holder of a Non-qualified Option pays the exercise price, in whole or in part, with previously acquired shares of Common Stock, the participant will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The participant will not recognize gain or loss upon delivering such previously acquired shares of Common Stock to the Company. Shares of Common Stock received by a participant equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as such previously acquired shares. Shares of Common Stock received by a participant in excess of the number of such previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares of Common Stock will commence as of the date of exercise or such other relevant date.

Proposed Awards

     The Board of Directors of the Company adopted the 1997 Option Plan on March 24, 1997. The Board of Directors has made no determination regarding the granting of options under the 1997 Option Plan, if it is adopted by the stockholders.

     The Stock Option Committee may grant options under the 1997 Option Plan to the directors, officers and employees of the Company and its subsidiaries in the future at such times as they deem most beneficial to the Company on the basis of the individual participant's position, duties and responsibilities, the value of the participant's services and any other relevant factor.

THE BOARD OF DIRECTORS OF  RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1997 OPTION
PLAN.                                        ===


               CHANGE IN AND SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors approved the selection of Clark Schaefer to replace Coopers & Lybrand L.L.P. ("Coopers") as the Company's independent accountants effective September 30, 1996. Coopers had served as the Company's independent accountants for all fiscal years since its inception in 1987. This change in accountants has resulted in a significant decrease in the amount of accounting fees paid by the Company.

     Coopers' reports on the consolidated financial statements of the Company for the two years ended December 31, 1995, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and Coopers on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure during the two years ended December 31, 1995, and any subsequent interim period through September 27, 1996.

     The Board of Directors' decision to engage Clark Schaefer as its independent accountant is based on that firm's experience with community-based financial institutions. Prior to selecting and engaging Clark Schaefer as its independent accountant, the Company did not request or obtain any advice from Clark Schaefer concerning any material accounting, auditing or financial reporting issue regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

     Clark Schaefer conducted the independent audit of the Company for the year ended December 31, 1996 and the Board of Directors has selected Clark Schaefer as the independent accountants of the Company for the fiscal year ended December 31, 1997.

     The Board of Director is requesting and recommends that the stockholders of the Company ratify the selection of Clark Schaefer as the independent accountants of the Company for the current fiscal year. Management of the Company expects that a representative of Clark Schaefer will be present at the Annual Meeting, and that such representative will have an opportunity, if desired, to make a statement and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF CLARK SCHAEFER AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE CURRENT FISCAL YEAR.

                              STOCKHOLDER PROPOSALS

     To be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal requesting action at such meeting must be received at the Company's main office, 4750 Ashwood Drive, Cincinnati, Ohio 45241, no later than November 27, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, as provided for in the Bylaws of the Company, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's Annual Report to Stockholders, including financial statements, is also enclosed. Any stockholders who have not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials, nor as having been incorporated herein by reference.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Thomas H. Siemers
                                        President and Chief Executive Officer


Cincinnati, Ohio
March 27, 1997

                                                                       Exhibit A

                         THE FIRST FRANKLIN CORPORATION
                      1997 STOCK OPTION AND INCENTIVE PLAN

     1. Purpose. The Purpose of The First Franklin Corporation 1997 Stock Option and Incentive Plan (this "Plan") is to promote the best interests of First Franklin Corporation (the "Company") and its shareholders by enabling the Company to attract, retain and reward directors, officers, managerial and other key employees of the Company and any Subsidiary (hereinafter defined), and to strengthen the mutuality of interest between such directors, officers and employees of the Company and the Company's shareholders.

     2. Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

          (c) "Committee" means the Committee of the Board constituted as provided in Section 3 of this Plan.

          (d) "Common Shares" means the common shares of the Company or any security of the Company issued in substitution, in exchange or in lieu thereof.

          (e)   "Company"   means  First   Franklin   Corporation,   a  Delaware
     corporation, or any successor corporation.

          (f) "Employment" means regular employment with the company or a Subsidiary and does not include service as a director or officer only.

          (g) "ERISA" means the Employee Retirement Income Security Act, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

          (i) "Fair Market Value" means and shall be determined as follows:

               (i) If the Common Shares are traded on a national securities exchange at the time of grant of a Stock Option, then the Fair Market Value shall be the average of the highest and the lowest selling price on such exchange on the date such Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

               (ii) If the Common Shares are quoted on The Nasdaq Stock Market at the time of the grant of the Stock Option, then the Fair Market Value shall be the mean between the closing high bid and low asked quotation with respect to a Common Share on such date on The Nasdaq Stock Market.

               (iii) If the Common shares are not traded on a national securities exchange or quoted on The Nasdaq Stock Market, then the Fair Market Value shall be as determined by the Committee.

          (j) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 7 of this Plan that is intended to be and is specifically designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          (k) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 7 of this Plan that is not an Incentive Stock Option.

          (l) "Participant" means an employee, director or officer of the Company or a Subsidiary who is granted a Stock Option under this Plan. Notwithstanding the foregoing, for the purposes of the granting of any Incentive Stock Option under this Plan, the term "Participant" shall include only employees of the Company or a Subsidiary.

          (m) "Plan" means The First Franklin Corporation 1997 Stock Option and Incentive Plan, as set forth herein and as it may be hereafter amended from time to time.

          (n) "Stock Option" means an award of an option to purchase Common Shares granted pursuant to the provisions of Section 7 of this Plan.

          (o) "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power.

          (p) "Terminated for Cause" means any removal of a director or officer or discharge of an employee for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offenses), a material violation of a final cease-and-desist order or any other action of a director, officer or employee which results in a substantial financial loss to the Company or a Subsidiary.

     3. Administration.

          (a) This Plan shall be administered by the Committee to be comprised solely of two or more non-employee directors as defined by Exchange Act Regulation ss.240.16b-3 (b)(3)(i). The members of the Committee shall be appointed from time to time by the Board. Members of the Committee shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. An action approved in writing by all of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

          (b) The Committee is authorized to construe and interpret this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of this Plan shall be final, conclusive and binding upon all persons participating in this Plan and any person validly claiming under or through persons participating in this Plan. The Company shall effect the granting of Stock Options under this Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

     4. Duration of This Plan. This Plan shall terminate on the date which is ten (10) years from the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier, except with respect to Stock Options then outstanding. No Incentive Stock Option may be granted under this Plan after the date which is ten (10) years from the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier.

     5. Common Shares Subject to This Plan. The maximum number of Common Shares with respect to which Stock Options may be granted under this Plan, subject to adjustment as provided in Section 10 of this Plan, shall be 117,323 Common Shares. Common Shares which may be issued under this Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under this Plan.

     6. Eligibility and Grants. Persons eligible for Stock Options under this Plan shall consist of directors, officers and managerial and other key employees of the Company or a Subsidiary who hold positions with significant responsibilities or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Company or a Subsidiary. In selecting the directors, officers and employees to whom Stock Options will be awarded and the number of shares subject to such Stock Options, the Committee shall consider the position, duties and responsibilities of the eligible directors, officers and employees, the value of their services to the Company and the Subsidiaries and any other factors that the Committee may deem relevant. No director, officer or employee shall have any right or entitlement to receive a Stock Option.

     7. Stock Options. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions and in such form as the Committee may from time to time approve and shall contain such additional terms and conditions as the Committee shall deem desirable, not inconsistent with the express provisions of the Plan:

          (a) STOCK OPTION PRICE. The option exercise price for Common Shares purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that in no event shall the exercise price of an Incentive Stock Option be less than 100% of the Fair Market Value of the Common Shares on the date of the grant of such Incentive Stock Option. Notwithstanding the foregoing, in the case of a Participant who owns Common Shares representing more than 10% of the outstanding common shares at the time an Incentive Stock Option is granted, the option exercise price shall in no event be less than 110% of the Fair Market Value of the Common Shares at the time the Incentive Stock Option is granted.

          (b) STOCK OPTION TERMS. Subject to the right of the Company to provide for earlier termination in the event of any merger, acquisition or consolidation involving the Company, the term of each Stock Option shall be fixed by the Committee; provided, however, that the term of Incentive Stock Options will not exceed ten (10) years after the date the Incentive Stock Option is granted; provided further, however, that in the case of a Participant who owns a number of Common Shares representing more than 10% of the Common Shares outstanding at the time an Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five years.

          (c) EXERCISABILITY. Except as set forth in Section 7(f) and Section 8 of this Plan, Stock Options awarded under this Plan shall become exercisable commencing on the date or dates and subject to such other terms and conditions as shall be determined by the Committee at the date of the grant.

          (d) METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the company specifying the number of Common Shares to be purchased, accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, in Common Shares already owned by the Participant, or by surrendering outstanding Stock Options. The Committee may also permit Participants, either on a selective or aggregate basis, simultaneously to exercise Stock Options and sell Common Shares thereby acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such Common Shares.

          (e) SPECIAL RULE FOR INCENTIVE STOCK OPTIONS. With respect to Incentive Stock Options granted under this Plan, to the extent the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable under all plans of the Company or a Subsidiary for the first time by a Participant during any calendar year exceeds $100,000.00 or such other limit as may be required by the Code, such Stock Options shall be Non-Qualified Stock Options to the extent of such excess.

     8. Termination of Employment or Directorship.

          (a) Except in the event of the death or disability of a Participant, whenever a Participant ceases to be a director or employee of the Company or any Subsidiary of the Company, any Stock Option which has not yet become exercisable shall thereupon terminate and be of no further force or effect, and, subject to extension by the Committee, any Stock Option which has become exercisable shall terminate if it is not exercised within three (3) months of such designation, removal or retirement.

          (b) Unless the Committee shall specifically state otherwise at the time a Stock Option is granted, in the event of the death or disability of a Participant all Stock Options granted to such Participant under this Plan shall become exercisable in full and, subject to extension by the Committee, all options shall terminate if not exercised within twelve months of the Participant's death or disability.

          (c) Notwithstanding the foregoing, in the event a Participant is Terminated for Cause (hereinafter defined), any Stock Option which has not been exercised shall terminate as of the date of such Termination for Cause.

     9. Non-transferability of Stock Option. No Stock Option under this Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, Stock Options are exercisable only by the Participant or his or her legal representative.

     10. Adjustment Upon Changes in Capitalization.

          (a) The existence of this Plan and the Stock Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business; any merger, acquisition or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or rights thereof; the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of any other company or options to purchase the stock of another company for any Stock Option outstanding at the time of such corporate transaction or which would involve the termination of all Stock Options outstanding at the time of such corporate transaction.

          (b) In the event of any change in capitalization affecting the Common Shares of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, spin-off, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which

     Stock Options in respect thereof may be granted under this Plan, the maximum number of Common Shares which may be sold or awarded to any Participant, the number of Common Shares covered by each outstanding Stock Option, and the exercise price per share in respect of outstanding Stock Options.

     11. Amendment and Termination of this Plan. Without further approval of the shareholders, the Board may at any time terminate this Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of Common Shares which may be issued under this Plan (except for adjustments pursuant to Section 10 of this
Plan), (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) materially increase the benefits accruing to Participants under this Plan. The above notwithstanding, the Board may amend this Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

     12. Modification of Options. The Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Stock Option which the Board believes to be in the best interests of the Company; provided, however, that no such modification, extension or renewal shall confer on the holder of such Stock Option any right or benefit which could not be conferred on him by the grant of a new Stock Option at such time and shall not materially decrease the Participant's benefits under the Stock Option without the consent of the holder of the Stock Option, except as otherwise permitted under this Plan.

     13. Miscellaneous.

          (a) TAX WITHHOLDING. The Company shall have the right to deduct from any settlement, including the delivery or vesting of Common Shares, made under this Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligation for the payment of such taxes. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

          (b) NO RIGHT TO EMPLOYMENT. Neither the adoption of this Plan nor the granting of any Stock Option shall confer upon any employee of the Company or a Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its employees at any time, with or without cause.

          (c) ANNULMENT OF STOCK OPTIONS. The grant of any Stock Option is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event a Participant is Terminated for Cause, any Stock Option which is provisional shall be annulled as of the date of such termination.

          (d) OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under a Stock Option made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that a Stock Option or portion of a Stock Option should be included to accurately reflect competitive compensation practices or to recognize that a Stock Option has been made in lieu of a portion of competitive annual cash compensation. Stock Options under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, stock options or payments under any other plans of the Company or a Subsidiary. This Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward directors, officers and employees for their service with the Company and its Subsidiaries.

          (e) SECURITIES LAW RESTRICTIONS. No Common Shares shall be issued under this Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (f) STOCK OPTION AGREEMENT. Each Participant receiving a Stock Option under this Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Stock Option and such related matters as the Committee shall, in its sole discretion, determine.

          (g) COST OF PLAN. The costs and expenses of administering this Plan shall be borne by the Company.

          (h) GOVERNING LAW. This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent that federal law shall be deemed applicable.

          (i) EFFECTIVE DATE. This Plan shall be effective upon the later of the adoption by the Board and approval by the Company's shareholders. This plan shall be submitted to the shareholders of the Company for approval at an annual or special meeting of shareholders.

                                 REVOCABLE PROXY
                           FIRST FRANKLIN CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 28, 1997

     The undersigned hereby appoints John L. Nolting, Thomas H. Siemers and James E. Hoff, S.J., or any one of them, with full powers of substitution, to act as proxy or proxies for the undersigned to vote all shares of Common Stock of First Franklin Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on April 28, 1997 at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241, at 3:00 P.M., and at any and all adjournments thereof, as follows:

1.   The reelection of the following directors:

      _____ FOR all nominees listed           _____ WITHHOLD authority to
            below (except as otherwise              vote for all nominees listed
            indicated)                              below


      RICHARD H. FINAN                    RICHARD H. FINAN
      JAMES E. CROSS                      JAMES E. CROSS


     Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

_______________________________________


2.    The approval of the First Franklin       FOR        AGAINST        ABSTAIN
      Corporation 1997 Stock                   ---        -------        -------
      Option and Incentive Plan.               _______    _________      _______


3.    The ratification of the appointment      FOR        AGAINST        ABSTAIN
      of Clark, Schaefer, Hackett & Co.        ---        -------        -------
      as independent accountants
      for the Company for the year
      ending December 31, 1997.                _______    _________      _______


4. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" the reelection of the two named directors, "FOR" the adoption of the First Franklin 1997 Stock Option and Incentive Plan and "FOR" the ratification of the appointment of Clark, Schaefer, Hackett & Co.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE DIRECTORS AND THE PROPOSITION LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

This proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person by written ballot at the Annual Meeting or submits a later-dated proxy or written revocation to the Secretary before or at the Annual Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated March 27, 1997, and a copy of the 1996 Annual Report To Stockholders.

                         Dated: _________________, 1997



________________________________                ________________________________
PRINT NAME OF STOCKHOLDER                       PRINT NAME OF STOCKHOLDER

________________________________                ________________________________
SIGNATURE OF STOCKHOLDER                        SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



________________________________________________________________________________

        PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE
________________________________________________________________________________